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                                                                  EXECUTION COPY









                 AMENDMENT NO. 1 TO SERIES 1997-A SUPPLEMENT

                                    This Amendment No. 1 to the Series 1997-A
                           Supplement is made and entered into as of July 17, 1998, by and among AAM Receivables Corp., a Delaware corporation (the "Company"), American Axle & Manufacturing, Inc., a Delaware corporation (the "Servicer"), The Chase Manhattan Bank, a New York banking corporation ("Chase") not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") and Chase in its capacity as the initial purchaser (in such capacity, the "Initial Purchaser").

                                   RECITALS

                  A. The Company, the Servicer and the Trustee are parties to a pooling agreement dated as of October 29, 1997 (the "Pooling Agreement"). The Pooling Agreement is supplemented by the Series 1997-A Supplement dated as of October 29, 1997 (the "Supplement"), among the Company, the Servicer, the Trustee, the Initial Purchaser and Chase in its capacity as Agent for the institutions from time to time parties thereto as purchasers.

                  B. The Company has requested that the Supplement be amended as set forth herein.

                  C. The Initial Purchaser is willing to amend the Supplement pursuant to the terms and subject to the conditions set forth herein.

                  D. The Company, the Servicer, the Trustee and the Initial Purchaser are amending the Supplement pursuant to Section 11.07(b) of the Supplement.

                  E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Pooling Agreement and the Supplement.

                                  AGREEMENTS

                  In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Servicer, the Trustee and the Initial Purchaser agree as follows:

                  1. Amendments. The definition of the term "Margin Increase Date" as presented in Article I of the Supplement is amended and restated in its entirety to read as follows:

                  "Margin Increase Date"  shall mean September 30, 1998.

                  2. Binding Effect. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when (i) the Company, the Servicer, the Trustee and the Initial Purchaser have each executed and delivered at least one counterpart, and (b) the Rating Agency Condition is satisfied.


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                  3. Governing Law. This Amendment shall be a contract made
under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

                  4. Reference to Supplement. Except as amended hereby, the Supplement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Supplement accomplished hereby, each reference in the Supplement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Supplement in the Pooling Agreement shall be deemed a reference to the Supplement, as amended hereby, as the case may be.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective officers as of the date first above written.

                                       AAM RECEIVABLES CORP.,

                                       by
                                           /s/ Gary J. Witosky
                                          -------------------------------------
                                          Name:   Gary J. Witosky
                                          Title:  Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Initial Purchaser

                                       by  /s/ Rosemary Bradley
                                          -------------------------------------
                                          Name:   Rosemary Bradley
                                          Title:  Vice President


                                       THE CHASE MANHATTAN BANK, as
                                       Trustee

                                       by  /s/ Tara Sweeney
                                          -------------------------------------
                                          Name:   Tara Sweeney
                                          Title:  Trust Officer


                                       AMERICAN AXLE &
                                       MANUFACTURING, INC., as Servicer

                                       by  /s/ Robert A. Krause
                                          -------------------------------------
                                          Name:   Robert A. Krause
                                          Title:  Treasurer